Exhibit 99.1

   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
                   OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS


     I, Charles R. Schwab, Chairman of the Board and Co-Chief Executive Officer of The Charles Schwab Corporation, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of The Charles Schwab Corporation, and, except as corrected or supplemented in a subsequent covered report:

      - No covered report contained an untrue statement of material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
      - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of The Charles Schwab Corporation.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      -   The Annual Report on Form 10-K of The Charles Schwab  Corporation  for
          the fiscal year ended December 31, 2001 filed with the Commission;
      -   All reports on Form 10-Q,  all reports on Form 8-K and all  definitive proxy materials of The Charles Schwab Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
      -   Any amendments to any of the foregoing.



/s/ Charles R. Schwab                          Date:  August 13, 2002
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Charles R. Schwab
Chairman of the Board and
Co-Chief Executive Officer


Subscribed and sworn to before me this
13th day of August 2002.                       (Notary Seal)
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/s/ Laura Carnero
--------------------
Notary Public

My Commission Expires:   December 5, 2003
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